UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report August 14, 2003
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                        0-14273                       84-0868815
   --------                        -------                       ----------
  (State of                      (Commission                   (IRS Employer
incorporation)                   File Number)                Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





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             (Former Name and address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1   Press Release dated August 14, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 14, 2003, PlanGraphics, Inc. (the "Company") announced financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


August 15, 2003                 /S/ Fred Beisser
                                ----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

EXHIBIT INDEX



Exhibit 99.1      Press Release, August, 2003